Related Party Transactions and Balances (Tables)	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Revenues (Expenses) from Related Party Transactions
ed:

	Year Ended December 31,
	2017 $	2016 $	2015 $
Revenues (1)	49,509	49,228	68,734
Vessel operating expenses (2)	(32,346)	(34,629)	(39,779)
General and administrative (3)(4)	(31,340)	(29,944)	(52,257)
Interest expense (5)(6)(7)(8)(9)	(25,882)	(22,400)	(5,556)

(1)
Includes revenue from time-charter-out or bareboat contracts with subsidiaries of Teekay Corporation, including management fees from ship management services provided by the Partnership to a subsidiary of Teekay Corporation. The year ended December 31, 2016 includes an early termination fee received by the Partnership from Teekay Corporation of $4.0 million and the year ended December 31, 2015 includes an early termination fee paid by the Partnership to Teekay Corporation of $1.8 million.

(2)	Includes ship management and crew training services provided by Teekay Corporation.

(3)
Includes commercial, technical, strategic, business development and administrative management fees charged by Teekay Corporation and reimbursements to Teekay Corporation and the general partner for costs incurred on the Partnership’s behalf.

(4)
Includes business development fees of $9.7 million, $2.2 million and $2.0 million to Teekay Corporation in connection with the acquisition of the Petrojarl Knarr FPSO unit, six long-distance towing and offshore installation vessels, and the Arendal Spirit UMS, respectively, during the year ended December 31, 2015.

(5)
Includes a guarantee fee to Teekay Corporation related to the final bullet payment of the Piranema Spirit FPSO debt facility, which was repaid in March 2017, and for the Partnership's liabilities associated with the long-term debt financing relating to the East Coast of Canada shuttle tanker newbuildings and certain of the Partnerships interest rate swaps and cross currency swaps until September 25, 2017 (see notes 11h and 12).

(6)
Includes interest expense of $5.3 million and accretion expense of $2.2 million for the year ended December 31, 2017 incurred on the Brookfield Promissory Note (see note 11g). The Brookfield Promissory Note was recorded at its relative fair value at its acquisition date of $163.6 million and is recorded net of debt issuance costs on the Partnership's consolidated balance sheet as at December 31, 2017. The outstanding principal balance, together with accrued interest, is payable in full on January 1, 2022.

(7)	Includes interest expense of $14.6 million for the year ended December 31, 2017 (December 31, 2016 - $10.0 million), incurred on the 2016 Teekay Corporation Promissory Note (see note 11f).

(8)
Includes interest expense of $5.0 million for the year ended December 31, 2016, incurred on a $100.0 million six-month loan made by Teekay Corporation to the Partnership on January 1, 2016, which bore interest at an annual rate of 10.00% on the outstanding principal balance. The loan was refinanced on July 1, 2016 under the 2016 Teekay Corporation Promissory Note.

(9)
Includes interest expense of $3.2 million for the year ended December 31, 2016, incurred on a $100 million convertible promissory note issued to Teekay Corporation, which bore interest at an annual rate of 6.50% on the outstanding principal balance. The convertible promissory note was refinanced on July 1, 2016 under the 2016 Teekay Corporation Promissory Note.

j)
At December 31, 2017, amounts due from affiliates totaled $37.4 million (December 31, 2016 - $77.8 million) and due to affiliates totaled $271.5 million (December 31, 2016 - $296.6 million). Amounts due to and from affiliates, other than the Brookfield Promissory Note, are non-interest bearing and unsecured, and all current due to and from affiliates balances are expected to be settled within the next fiscal year in the normal course of operations or from financings.